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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                July 21, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                          Rogue Wave Software, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          Delaware                  0-28900                 93-1064214
----------------------------    ---------------       ----------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)


                             5500 Flatiron Parkway
                               Boulder, CO 80301
                   ----------------------------------------
                   (Address of principal executive offices)


                                (303) 473-9118
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

          On July 21, 1998, Rogue Wave Software, Inc. announced its financial results for the quarter ending June 30, 1998. The issued press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits


           EXHIBIT
            NUMBER              DESCRIPTION OF DOCUMENT
           --------             ---------------------------------------------
             99.1               Rogue Wave Software, Inc. press release dated
                                July 21, 1998.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROGUE WAVE SOFTWARE, INC.



Dated:  July 29, 1998                By:     /s/ Michael Scally
                                        ---------------------------------------
                                         Michael Scally
                                         President and Chief Operating Officer
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
------      -----------------------
 99.1       Rogue Wave Software, Inc. press release dated July 21, 1998.